ADVAXIS

IMMUNOTHERAPIES™

Corporate Presentation

Nasdaq: ADXS

October 2019

Forward-Looking Statements

This presentation contains forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The factors that could cause our actual results to differ materially include: the impact of the discontinuation on relationships related to the Aim2Cerv Study; the success and timing of our clinical trials, including subject accrual; our ability to avoid and quickly resolve any clinical holds; our ability to obtain and maintain regulatory approval and/or reimbursement of our product candidates for marketing; our ability to obtain the appropriate labeling of our products under any regulatory approval; our plans to develop and commercialize our products; the successful development and implementation of our sales and marketing campaigns; the size and growth of the potential markets for our product candidates and our ability to serve those markets; our ability to successfully compete in the potential markets for our product candidates, if commercialized; regulatory developments in the United States and other countries; the rate and degree of market acceptance of any of our product candidates; new products, product candidates or new uses for existing products or technologies introduced or announced by our competitors and the timing of these introductions or announcements; market conditions in the pharmaceutical and biotechnology sectors; our available cash, including to support current and planned clinical activities; the accuracy of our estimates regarding expenses, future revenues, capital requirements and needs for additional financing; our ability to obtain additional funding; our ability to obtain and maintain intellectual property protection for our product candidates; the success and timing of our preclinical studies including IND-enabling studies; the timing of our IND submissions; our ability to get FDA approval for study amendments; the timing of data read-outs; the ability of our product candidates to successfully perform in clinical trials; our ability to initiate, enroll, and execute pilots and clinical trials; our ability to maintain our existing collaborations; our ability to manufacture and the performance of third-party manufacturers; the performance of our clinical research organizations, clinical trial sponsors and clinical trial investigators; our ability to successfully implement our strategy; and, other risk factors identified from time to time in our reports filed with the SEC. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not intend to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. Our fiscal year ends October 31. Throughout this presentation, all references to quarters and years are to the calendar quarters and years unless otherwise noted.

Corporate Overview

Corporate Facts

- Founded 2002; HQ in Princeton, NJ
- ~40 employees
- **Recently financed** raising $17 million
- 48 million shares outstanding as of September 30, 2019

Clinical Pipeline

- ADXS-NEO: personalized, patient-specific
- ADXS-HOT: off-the-shelf, tumor type-specific
- ADXS-PSA: prostate program
- ADXS-HPV (AXAL): HPV+ cancers

Platform Technology

- Clinically validated, unique immuno-oncology platform
- Bacterial vector equipped with targeted (neo)antigens

Upcoming Milestones

- ADXS-PSA Phase 2: further mOS data in combination arm
- ADXS-NEO Phase 1: further monotherapy data
- ADXS-HOT Phase 1/2: NSCLC monotherapy data; start combination cohort +checkpoint inhibitor
- ADXS-HPV: initiation of IST in head and neck cancer

Legend: aPD1 anti programmed cell death protein 1 antibody | IND investigational new drug application | IST investigator-sponsored trial | mOS median overall survival | NSCLC non-small cell lung cancer

Investment Highlights

Validated and Versatile I/O Platform

Innovative Platform

- Proprietary bacterial vector/platform can elicit rapid and strong immunological activity
- Nearly 500 patients treated, manageable safety profile[(1)]

Immunogenicity and Clinical Signals

- NEO: 90% CD8+ T cell reactivity and antigen spreading in first MSS CRC patient
- PSA: Phase 2 study in prostate cancer[(2)] showed prolonged survival in combination with checkpoint inhibitor
- HPV[(3)]: Phase 2 clinical trials demonstrated improvement in survival in cervical cancer
- HER2: Dramatic responses seen in canine osteosarcoma led to conditional USDA approval and commercial launch by vet partner

Additional Pipeline Opportunities

- HOT: Trial in lung cancer initiated in February 2019, currently enrolling: planned filing of IND in prostate cancer 1H 2020; with another 10 constructs designed that can be moved into the clinic
- HPV: Phase 2 IST in head and neck cancer planned in late 2019/early 2020
- Additional vet product opportunities: Leveraging multiple antigen approach

Notes: (1) most patients experienced a Grade 1 or Grade 2 treatment-related adverse event (TRAE) associated with axalimogene filolisbac infusion and some patients in ADXS-NEO and ADXS-HOT experienced Grade 3 (n=3) hypoxia and/or hypotension. The most common (>30%) Grade 1 or Grade 2 TRAEs were fatigue, chills, anemia, nausea and fever. (2) metastatic castration resistant. (3) In June 2019 Advaxis announced the termination of its Phase 3 AIM2CERV trial in high-risk, locally advacned cervical cancer

Legend: IST investigator-sponsored trial, MSS CRC: Microsatellite Stable Colorectal Cancer

Clinical Pipeline

Program	Cancer Indication	IND	PHASE 1	PHASE 2	PHASE 3
ADXS - NEO	NSCLC, MSS-CRC, Head & Neck, Melanoma, Bladder				
ADXS - HOT	Non-Small Cell Lung				
	Prostate	★ IND Submission 2H 2019			
	Bladder	★ IND Submission 1H 2020			
ADXS - HPV (AXAL)	HPV+ Head and Neck (Partners to be announced)		★ 2H 2019		
ADXS - PSA	Metastatic Prostate in Combination with KEYTRUDA® (pembrolizumab)				

Advaxis Funded

Investigator Funded

★ = Planned

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA

ADVAXIS IMMUNOTHERAPIES™

Lm Platform Technology

Proprietary Antigen Delivery Platform that Activates the Immune System, Naturally

Lm Platform Designed to Trigger Strong Immune Responses with Targeted Antigens

Three Core Components



Attenuated *Lm*
Carrier Vector
Fusion protein
tLLO
TAA
tLLO
Tumor-associated Antigen

Comprehensive Immune Activity

- Listeria monocytogenes (*Lm*) bacteria
  - Carrier vector; irreversibly attenuated[(1)]
  - Mimic infection and redirect immune response against cancer
  - Well understood and manageable safety profile, to date
- tLLO
  - Adjuvant properties
  - Powerful CD8+ T cell response
  - Neutralize Tregs & MDSCs protecting the tumor
- Diverse tumor associated antigens
  - Cancer type-specific (HOT, PSA)
  - Patient-specific neoantigens (NEO)
  - Viral (HPV+)

Legend: MDSC myeloid-derived suppressor cell | TAA tumor associated antigen | tLLO truncated fragment of listeriolysin O | Treg regulatory T cell.
Note: (1) attenuation renders the bacteria "harmless" to administrate.

Using the Body's Own Immune System to Fight Cancer

Harnessing the Unique Life Cycle of *Lm* in APCs



TAAs
Lm-LLO
Activated T-cell
TAA
APC
Activated T-cell
TAA
tLLO
T-cell
Cancer cells
Tumor suppressor

Live attenuated strains of *Lm* are bioengineered to secrete antigen-adjuvant fusion proteins	Upon infusion, Bioengineered *Lm* are phagocytosed by APCs where fusion protein is secreted and processed – presented to MHC class I and II	Target peptides presented on APC surface stimulate tumor associated antigen (TAA) specific CD4+ and CD8+ T cells	Activated CD8+ T cells seek out and kill TAA-expressing cancer cells and modulated tumor microenvironment to overcome immune suppression

Advaxis Technology Evolution: Higher Payloads, New Targets

ADXS-HPV (AXAL)

Prolonged survival and ***complete responses*** in cervical and anal cancer patients and ***antigen spreading*** observed

ADXS-PSA

In combination with KEYTRUDA® ***prolonged survival*** in metastatic castration-resistant prostate cancer

ADXS-NEO

Personalized, patient-specific candidates based on sequencing of each patient's tumor; early data suggest ***rapid and strong immunogenicity and antigen spreading***

ADXS-HOT

Cancer type-specific candidates based on commonly expressed public hotspot mutations and proprietary cancer antigens with ***proof-of-mechanism for hotspot mutations identified in NEO program***

Single antigen delivery platform → Multiple neoantigen delivery platform

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc., Kenilworth, NJ, USA.

ADVAXIS IMMUNOTHERAPIES™

ADXS-NEO

Our Personalized Neoantigen-Directed Therapy

In Phase 1 for Non-Small Cell Lung, MSS-Colorectal, Head & Neck, Melanoma and Bladder Cancers

Neoantigen-Directed Immunotherapies Can Transform Cancer Treatment



Without Immunotherapy
With Immunotherapy
Without Immunotherapy
With Immunotherapy
APC
MHC
Peptide
TCR
CD80/86
CTLA-4
Anti-CTLA-4 antibody
Inactivation of T-Cell
Activation of T-Cell
Tumor escape
Elimination of tumor cells
Tumor cell
MHC
Peptide
TCR
PD-L1
PD-1
Anti-PD-L1
Anti-PD-1
Inactivation of T-Cell
Activation of T-Cell
Tumor escape
Elimination of tumor cells

- I/O treatments work to harness the power of individuals' immune system
- Immune Checkpoint Inhibitors (ICIs) have dramatically altered the cancer treatment landscape but still **only a minority of patients treated with ICIs have durable responses** and improved outcomes leading to long-term survival
- Emerging data from studies of patients who successfully respond to ICIs show that most have pre-existing T cells against neoantigens
- Neoantigen-directed immunotherapies can build upon the success of ICIs, leading to durable outcomes with long-term survival to further transform cancer treatment paradigms

Unlocking the Potential of Neoantigens

- Neoantigens are only found in cancer cells - making them good targets for therapies
- T cells that target neoantigens are the common link among successful immunotherapies developed to date (e.g., checkpoint inhibitors, Tumor Infiltrating Lymphocytes or TILs)
- Our *Lm* platform is able to generate broad and rapid T cell responses against neoantigens[1]
- Preliminary clinical data suggest industry leading hit rate with CD8+ T cell responses generated or maintained against 90% of the neoantigens in an ADXS-NEO drug construct



[1]Presented at AACR 2019 by Hecht, et al.

Lm Technology: Overcoming Challenges in the Neoantigen Landscape

Current State of Neoantigen Landscape

Hurdles and shortcomings

- Limited clinical evidence
- Low immune response
- No demonstrated effect on total mesorectal excision
- Typically, poor priming (require adjuvants/ co-stimulators)
- Practical limitations (number of peptides administered)
- Manufacturing/ logistic constraints
- Cost

Illustrative list of players(1)

- Moderna ($4.9bn)
- BioNTech (private, estimate $5bn(2))
- Gritstone ($400m)
- NEON Therapeutics ($125m)

Advaxis Competitive Edge

***Lm* Technology™ potential advantages**

- ~500 patients treated
- Strong immunologic activity in the clinic
- Clinical effect on total mesorectal excision
- Clinical priming (innate stimulation), no adjuvant/co-stim agents required
- Clinical antigen spreading
- Incorporates many targets
  - E.g., NEO ≥ 40 neoantigen targets
  - **Industry-leading neoantigen 'hit rate'**
- Convert non-immunogenic peptides into immunogenic ones
- "Turn cold tumors hot"
- Efficient manufacturing and logistics
  - Off-the-shelf for HOT
  - 8-wk turn-around with NEO

Note: (1) Not all challenges listed above apply to all companies listed here | (2) Bloomberg.

NEO Manufacturing and Trial Design

Identify Patient's Neoepitopes

Sequencing (whole exome; tumor biopsies and healthy cells in parallel)

Neoantigen prioritization (ADXS proprietary MINE™ algorithm)

Create Patient-Specific Immunotherapy

Design patient-specific vector and bioengineer *Lm*

Treat Patient

Administer personalized immunotherapy programed to target patient's unique tumor neoepitopes

Title: A Phase 1 Dose-Escalation Study of ADXS NEO Expressing Personalized Tumor Antigens, Alone and in Combination with Pembrolizumab in Subjects with Advanced or Metastatic Solid Tumors

Trial design:

Safety Phase		Efficacy Phase
Part A	Part B	Part C
ADXS-NEO Monotherapy Dose Escalation/ De-Escalation 3+3 Design	ADXS-NEO + aPD1 antibody Dose Escalation 3+3 Design	ADXS-NEO + aPD1 antibody
$1x10^9$ CFU of ADXS-NEO (DL1A)	$5x10^8$ CFU of ADXS-NEO (DL2B) + anti-PD1 antibody	
Today: $1x10^8$ CFU of ADXS-NEO (DL1B)	$1x10^8$ CFU of ADXS-NEO (DL1B) + anti-PD1 antibody	$1x10^8$ CFU of ADXS-NEO + anti-PD1 antibody
SCCHN NSCLC MSS CRC	SCCHN NSCLC Bladder Melanoma	TBD
n = 6-12	n = 6-12	n = ~25

Endpoints:

Primary
Tolerability/ Safety

Secondary
Clinical activity
RP2D

Exploratory
Immunological

Legend: CFU Colony-Forming Unit | DLT dose-limiting toxicity | NSCLC non-small cell lung cancer | MSS CRC microsatellite stable colon cancer NSCLC: Non-Small Cell Lung Cancer.

Early Data From ADXS-NEO[1] Program

- Emerging data suggest potential for rapid, strong and broad CD8⁺ T cell response to targeted neoantigens
  - 100% patients (n=3) had CD8⁺ T cell responses to at least 1 peptide within 1 week after first dose
  - CD8⁺ T cells generated against 90% of peptides in first CRC patient
  - Antigen spreading observed in 100% of patients (n=3), consistent with our other constructs and clinical data
- Early clinical signals in metastatic colorectal cancer (CRC) patients who have microsatellite stable (MSS) disease
  - True unmet need: 80% of patients with CRC are MSS and typically do not respond to I/O treatments
  - CD8⁺ T cells generated against KRAS mutation (key driver mutation in CRC)
  - IHC data suggest ability to turn "cold" tumors "hot" in 100% of patients (n=2)
- Combination of strong immunogenicity and early clinical signals from ADXS-NEO suggestive of promise in our ADXS-HOT programs
  - CD8⁺ T cells generated against EGFR (key driver mutation in NSCLC) and KRAS mutations
    - Proof-of-mechanism demonstrated with CD8+ T cells generated against patient hotspot mutations
      - Hotspots included in ADXS-503 (HOT Lung) and ADXS-508 (HOT CRC) constructs

[1]To date, dosing of ADXS-NEO at $1x10^8$ colony forming units (CFU) has been well-tolerated in two patients. ADXS-NEO dosed at $1x10^9$ CFU was beyond the maximum tolerated dose with reversible Grade 3 hypoxia (n=2) and Grade 3 hypotension (n=1) dose-limiting toxicities.

Strong Competitive Position within Neoantigen Landscape

	% CD8+ Ex-vivo (direct Elispot)	% CD8+ IVS Assay (In-Vitro Stimulation, Central memory)	Capacity	Antigen Spreading	T cell Generation Against Hotspot Mutations	Demonstration of Clinical Impact in Late-Stage Setting
Peer Data[1]	47%	33%	10-30	Unknown	Unknown	Most studies done in adjuvant setting
ADXS-NEO	~92% (Initial pool data)	90% (n=1, first CRC patient)	ADXS-NEO, 40 MINE™ selected neoantigens	Clinically Observed	Clinically Observed	Stable Disease (SD) in 2 of first 4 patients per RECIST 1.1

- ✓ Proven activity in pre-clinical models
- ✓ Observed effect on the TME (MDSCs, Tregs)
- ✓ Immunogenic proprietary targets
- ✓ Priming via innate immune stimulation; adjuvant/co-stims not required
- ✓ Ability to "convert" non-immunogenic peptides into immunogenic peptides and potential to "turn cold tumors hot"

[1]No comparison or head-to-head studies were performed. Clinical trial criteria, including, without limitation, number of patients, inclusion and exclusion criteria, and primary endpoints were not necessarily the same. Data on file at Advaxis.

ADVAXIS IMMUNOTHERAPIES™

ADXS-HOT

Off-the-Shelf Hotspot Neoantigen-Directed Therapy

Phase 1/2 in Non-Small Cell Lung Cancer

ADXS-HOT

Targeting Multiple Hotspots, OFAs and CTAs Increases Patient Applicability and Clinical Activity Potential

Hotspot mutations have demonstrated **pre-clinical activity** in Advaxis' *Lm* Technology[1]

ADXS-HOT constructs **target both public, or shared, hotspot neoantigens** and multiple proprietary tumor associated antigen targets, including oncofetal antigens (OFAs) and cancer testis antigens (CTAs)

Over 10 drug candidates designed using this approach

coverage of nearly

100%

ADXS-HOT constructs can include **over 30 antigen targets** and are designed to allow for multiple shots on goal to control the tumor in nearly all patients

Antigen spreading could further increase the potential number of targets

Can be used as **monotherapy and/or in combination** with other cancer treatments like checkpoint inhibitors

Off-the-shelf and available for patients to start treatment immediately

Manufactured in bulk with good stability keeping **cost of goods low** vs. "individualized" products

1. Data on file, Advaxis, Inc. 2019

HOT Development Overview – Lung Phase 1/2 Clinical Trial

ClinicalTrials.gov Identifier: NCT03847519

Title: A Phase 1/2, Open-Label Study of ADXS-503 Alone and in Combination with Pembrolizumab in Subjects with Metastatic Squamous or Non-Squamous Non-Small Cell Lung Cancer

Trial design:



Safety Phase
Efficacy Phase
Part A
Part B
Part C
ADXS-503 Monotherapy Dose Escalation 3+3 Design
ADXS-503 + aPD1 antibody Dose Escalation 3+3 Design
ADXS-503 + aPD1 antibody
5x10^8 CFU of ADXS-503 (DL2) + anti-PD1 antibody
5x10^8 CFU of ADXS-503 (DL2)
1x10^8 CFU of ADXS-503 + anti-PD1 antibody
Today
1x10^8 CFU of ADXS-508 (DL1) + anti-PD1 antibody
1x10^8 CFU of ADXS-503 (DL1)
• Refractory setting
• Up to 3 lines prior therapy permitted
• Enrollment irrespective of EGFR/ ALK mutation status or PD-L1 expression
• Subjects receiving treatment with pembrolizumab monotherapy who have PD assessed on initial scan
• ADXS-503 administered as add-on therapy while awaiting confirmatory scan (4-8 weeks after initial PD)
• 1st line setting
• Enroll subjects with PD-L1 expression ≥50% and without EGFR mutations or ALK translocations
n = 6-12
n = 6-12
n = 25

Endpoints:

Primary
Tolerability/ Safety

Secondary
Clinical activity
RP2D

Exploratory
Immunological

Highlights*

- Part A in monotherapy in non-small cell lung cancer
  - Currently enrolling
  - Safety and immunogenicity data in 2H 2019
  - Part B in combination with checkpoint open for enrollment
- Broad pipeline of latest generation *Lm* products
  - Constructs for ≥10 cancer types readily designed
- HOT Prostate (ADXS-504) IND to be filed in late 2019

ADVAXIS IMMUNOTHERAPIES™

Legend: CFU Colony-Forming Unit | DL dose level | NSCLC non-small cell lung cancer | RP2D recommended phase 2 dose.

ADVAXIS IMMUNOTHERAPIES™

ADXS-PSA

Prostate Cancer Therapy

PSA Development Overview – Phase 1-2 Clinical Trial

ClinicalTrials.gov Identifier: NCT02325557

Title: A Phase 1/2 Dose-Escalation and Safety Study of ADXS31-142 Alone and in Combination With Pembrolizumab in Patients With Previously Treated Metastatic Castration-Resistant Prostate Cancer

Trial design:

Safety Phase		Efficacy Phase
Part A	**Part B**	**Part B Expansion**
ADXS-PSA Monotherapy Dose Escalation 3+3 Design	ADXS-503 + aPD1 antibody Dose Determination	ADXS-503 + aPD1 antibody Expansion
$1x10^{10}$ CFU of ADXS-PSA (n = 4)		
↑ $5x10^9$ CFU of ADXS-PSA (n = 3)	→ $1x10^9$ CFU of ADXS-PSA + pembrolizumab (200mg)	→ $1x10^9$ CFU of ADXS-PSA + pembrolizumab (200mg)
↑ $1x10^9$ CFU of ADXS-PSA (n = 7)		
• 12-week dosing cycle • 3x PSA every 3 weeks (wk 1, 4, 7) • For up to 24 months or until disease progression or discontinuation.	• 12-week dosing cycle • 3x PSA every 3 weeks (week 1, 4, 7) • 4x Pembrolizumab every 3 weeks (week 1, 4, 7, 10) • For up to 24 months or until disease progression or discontinuation	
n = 14	n = 37	

Endpoints:

Primary

Tolerability/ Safety

RP2D

Secondary

Anti-tumor activity

Progression-free survival

Effects on serum PSA

Peripheral immunogenic response

Biomarkers

Patient reported outcomes

Highlights*

- Currently monitoring the expansion arm (Part B)
  - Part A completed
  - $1x10^9$ +/- 200mg pembrolizumab established as R2PD
- Combination prolonged survival
  - Despite MSI-H negative status and presence of visceral metastases
  - Median OS=21.1 months (16.0–NR) in patients who had failed chemotherapy or were chemotherapy-naïve
  - *Reference: Stein et al., AACR 2019*
- **Collaboration with Merck & Co.**

Reference: Stein et al, AACR 2019. Legend: CFU Colony-Forming Unit | NGHA next generation hormonal agent | R2PD recommended phase 2 dose.
*Treatment-related adverse events (TRAEs) were mostly mild or moderate constitutional symptoms such as fever, chills, rigors, hypotension, nausea and fatigue, consistent with immune activation and manageable with standard care. One patient in the monotherapy arm was discontinued from the study due to a grade 4 TRAE related to cytokine release, which resolved within 24 hours using medical management.

ADVAXIS IMMUNOTHERAPIES™

Clinical History

Demonstration of Safety and Efficacy

Lm Safety

Summary of ADXS-HPV (AXAL) Treatment-Related Adverse Events

Treatment-Related Adverse Events Reported ≥5% with ADXS11-001 (AXAL) Monotherapy: n (%) Adverse Events (N=192)

Preferred Term	Any Grade	Grade 3/4
Chills	91 (47.4%)	0
Pyrexia	70 (36.5%)	3 (1.6%)
Nausea	54 (28.1%)	0
Vomiting	48 (25.0%)	1 (0.5%)
Hypotension	46 (24.0%)	12 (6.3%)
Headache	41 (21.4%)	0
Tachycardia	15 (7.8%)	0
Cytokine release syndrome	15 (7.8%)	7 (3.6%)
Gamma-glutamyltransferase increased	15 (7.8%)	3 (1.6%)
Dizziness	14 (7.3%)	0
Aspartate aminotransferase increased	13 (6.8%)	0
Back pain	12 (6.3%)	0
Myalgia	12 (6.3%)	0
Influenza like illness	11 (5.7%)	0
Blood alkaline phosphatase increased	11 (5.7%)	2 (1.0%)
Diarrhea	10 (5.2%)	1 (0.5%)
Pain	10 (5.2%)	0
Decreased appetite	10 (5.2%)	0

- The largest source of *Lm* safety data is from patients treated with AXAL monotherapy at $1X10^9$ CFU[1]
- Treatment-related adverse events across AXAL trials were primarily Grade 1 and 2[2]
- Adverse Events generally occurred within hours and were transient in nature
  - manageable and reversible
- Standard premedication regimen has appeared to be adequate (diphenhydramine, NSAID, etc.)

1. Colony Forming Units
2. Per NCI CTCAE 4.03

HPV Scientific Summary

Extensive Clinical Experience with Demonstrated Clinical Benefit

Phase	Cancer	Setting	Line	NCT	IIT	Combo	Start	On Drug	Status
3	CC	HRLA	Adjuvant after chemoradiation	NCT 02853604	-	-	Sep 2016	TBR/Late 2019	Terminated
2	CC / HN	PR/ m	≥ 2L	NCT 02291055	-	Durvalumab	Sep 2015	47 / 66	Suspended
2	CC	PR	2L/3L	NCT 01266460 *GOG-0265*	✓	-	May 2011	50	Complete
2	CC	PR	2L	N/A *(India)*	-	Cisplatin	Nov 2010	55 AXAL 54 AXAL +CIS	Complete
1-2	AN	Stage II/III	1L	NCT 01671488 *BrUOG-276*	✓	5-FU + IMRT	Apr 2013	11	Complete
2	AN	PR/ LR/ m	≥ 2L	NCT 02399813	-	-	Sep 2015	36	Terminated
2	HN	all	1L	NCT 02002182	✓	Before robotic surgery	Dec 2013	8 / up to 30	Complete
2	HN	LA	Adjuvant after chemoradiation	N/A	✓	TBA	2H 2019	-	Planned
1-2	CC	PR/m	2L/3L	NCT 02164461	-	N/A	Mar 2015	12	Complete
							Total: >400		

- 38% 12-month survival rate (19/50)
  - **Highest 12m OS rate achieved to-date at GOG**
  - Compared to expected 1-year survival of 15%
- 1 CR, 1 PR, 5 SD

- 35% & 25% 12-month & 18-month survival rates
  - Compared to typical 1-year survival of 15%
- 3 CR, 3 PR, 16 SD

- All 9 patients who completed treatment had CR
- **8 of 9 patients (89%) were progression-free** at a median follow-up of **42 months**
  - Compared to expected 1-year survival of 50%

ADVAXIS IMMUNOTHERAPIES™

Legend: 2L/3L 2nd and 3rd line | AN anal cancer | CC cervical cancer | HN head & neck cancer | HRLA high risk locally advanced | LR locoregional | m metastatic | PR recurrent/ persistent.
Notes: (1) Treatment side effects, disease-related symptoms, and health-related quality of life | (2) T-cell response, tumor microenvironment, HPV typing expression profiles | TBR to be reported.

Key Financial Information

Balance Sheet	
Cash, Cash Equivalents and Marketable Securities, as of July 31, 2019	$41.8MM
Shares Outstanding, as of September 30, 2019	48.0MM
Fully Diluted Shares Outstanding, as of September 30, 2019	51.0MM

Operating Expenses for Nine Months Ended July 31, 2019	
Research and Development Expenses	$19.7MM
General and Administrative Expenses	$8.8MM

*Reduced operating expenses by nearly 50% compared to nine months ended July 31, 2018
Targeted cash burn for August 2019-July 2020 approximates $33MM-$37MM, includes ~$6MM in non-recurring program costs

Anticipated Catalysts Over the Next 12 Months

PROGRAM	COMPLETED/ANTICIPATED MILESTONES	TARGET
ADXS-PSA	• Metastatic Prostate Ph1/2 Combination with pembrolizumab--Part B Combination Therapy Data (updated survival and preliminary biomarker data) presented at AACR • Updated survival data from Part B	Q1 2019* 2H 2019
ADXS-NEO	• Data from initial clinical cohort (safety, immune response) presented at AACR and I/O 360 • Additional immunogenicity and clinical data • Initiate Part B in combination with checkpoint inhibitor	1H 2019* 2H 2019 2H 2019
ADXS-503 HOT NSCLC	• Immunogenicity data from initial clinical cohort (safety, immune response) • Initiate Part B in combination with checkpoint inhibitor	2H 2019 2H 2019
ADXS-504 HOT Prostate	• IND Submission	2H 2019
ADXS-HPV (axalimogene filolisbac)	• Announce planned Investigator-Sponsored Trials in Head and Neck Cancer • Data from unblinding of terminated Phase 3 Study (AIM2CERV)	2H 2019 1H 2020

*Completed

Advaxis Management

Seasoned Management Team Transaction Oriented

Chief Executive Officer



Kenneth A. Berlin

ROSETTA GENOMICS™
Johnson & Johnson
Ortho Clinical Diagnostics
Veridex LLC

Chief Financial Officer



Molly Henderson

IOVANCE BIOTHERAPEUTICS
VirtualScopics Imaging for Clinical Trials
PriceWaterhouseCoopers

Chief Medical Officer



Dr. Andres Gutierrez

Oncolytics Biotech Inc
Bristol-Myers Squibb Company
SELLAS Life Sciences Group
Sunesis
Proteolix
BioMarin

Head of Scientific Advisory Board



Dr. Robert Petit

Bristol-Myers Squibb Company
Pharmacia
Aesgen
MGI Pharma

ADVAXIS
IMMUNOTHERAPIES™

Thank You